                               EXHIBIT 10(viii)

                         BUSINESS SECURITY AGREEMENT

                                See attached.


                               Page 76 or 115

[LOGO]

                            BUSINESS SECURITY AGREEMENT
                     (FOR USE WITH FIRSTAR LOAN DOCUMENTS ONLY)


  This Business Security Agreement ("AGREEMENT") is made and entered into by the undersigned borrower, guarantor and/or other obligor/pledgor (the "DEBTOR") in favor of FIRSTAR BANK, N.A. (the "BANK") as of the date set forth on the last page of this Agreement.

                            ARTICLE 1. SECURITY INTEREST

  1.1 Grant of Security Interest. The Debtor hereby grants a security interest in and collaterally assigns the Collateral (defined below) to the Bank to secure all of the Debtor's Obligations (defined below) to the Bank. The intent of the parties hereto is that the Collateral secures all Obligations of the Debtor to the Bank, whether or not such Obligations exist under this Agreement or any other agreements, whether now or hereafter existing, between the Debtor and the Bank or in favor of the Bank, including, without limitation, any note, any loan or security agreement, any lease, any mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or banker's acceptance, any agreement for any other services or credit extended by the Bank to the Debtor even though not specifically enumerated herein, and any other agreement with the Bank (together and individually, the "LOAN DOCUMENTS").

  1.2 "COLLATERAL" means all of the following whether now owned or existing or hereafter acquired by the Debtor (or by the Debtor with spouse), wherever located (including all documents, general intangibles, additions and accessions, spare and repair parts, special tools, replacements, returned or repossessed goods and books and records relating to the following; and all proceeds and products of the following) [CHECK ALL THAT APPLY]:

/X/ All accounts, instruments, documents, chattel paper, general intangibles, contract rights, all investment property (including any securities entitlements and/or securities accounts held by Debtor), securities and certificates of deposit, and all funds on deposit with and all property in the possession of the Bank or any other depository institution;

/X/ All inventory;

/X/ All equipment;

/ / All fixtures; and

/ / Specific Collateral (the following, whether constituting equipment, inventory or fixtures):

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

The terms set forth in this Agreement shall have the meanings set forth in the Uniform Commercial Code as adopted in the state where the Bank's main office is located, unless otherwise defined herein.

  1.3 "OBLIGATIONS" means all the Debtor's debts (except for consumer credit if the Debtor is a natural person), liabilities, obligations, covenants, warranties, and duties to the Bank (plus its affiliates including any credit card debt due Firstar Bank U.S.A., N.A.), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and regardless of whether such Obligations arise out of existing or future credit granted by the Bank to any Debtor, to any Debtor and others, to others guaranteed, endorsed or otherwise secured by any Debtor or to any debtor-in-possession or other successor-in-interest of any Debtor, and including principal, interest, fees, expenses and charges relating to any of the foregoing.

                         ARTICLE II. WARRANTIES AND COVENANTS

In addition to all other warranties and covenants of the Debtor under the Loan Documents which are expressly incorporated herein as part of this Agreement and while any part of the credit granted the Debtor under the Loan Documents is available or any Obligations of the Debtor to the Bank are unpaid or outstanding, the Debtor continuously warrants and agrees as follows:

  2.1 DEBTOR'S NAME, LOCATION; NOTICE OF LOCATION CHANGES. The Debtor's name and organizational structure has remained the same during the past five (5) years. The Debtor will continue to use only the name set forth with the Debtor's signature unless the Debtor gives the Bank prior written notice of any change. Furthermore, the Debtor shall not do business under another name nor use any trade name without giving ten (10) days prior written notice to the Bank. The address appearing in SCHEDULE A below is the Debtor's chief executive office and principal place of business; and all Collateral shall be located at such address or the other addresses listed on SCHEDULE A except to the extent the Debtor has provided written notice to the Bank of any change of address/new location. SCHEDULE A does not limit the Bank's rights to Collateral wherever located.

  2.2 STATUE OF COLLATERAL. All Collateral is genuine and validly existing. Except for items of insignificant value or as otherwise reflected in writing by the Debtor to the Bank under a borrowing base or otherwise, (i) Collateral constituting inventory, equipment and fixtures is in good condition, not obsolete and is other currently saleable or usable; and (ii) Collateral constituting accounts, contract rights, notes, chattel paper and other third-party obligations to pay is fully enforceable in accordance with its terms and not subject to return, dispute, setoff, credit allowance or adjustment, except for discounts for prompt payment. Unless the Debtor provides the Bank with written notice to the contrary, the Debtor has no notice or knowledge of anything that would impair the ability of any third-party obligor to pay any debt to the Debtor when due

                               Page 77 or 115

  2.3 OWNERSHIP; MAINTENANCE OF COLLATERAL; RESTRICTIONS ON LIENS AND DISPOSITIONS. The Debtor is the sole owner of the Collateral use of all liens, claims, other encumbrances and security interests except as permitted in writing by the Bank. The Debtor shall: (i) maintain the Collateral in good condition and repair (reasonable wear and tear expected), and not permit its value to be impaired; (ii) not permit waste, removal or loss of identity of the Collateral; (iii) keep the Collateral free from all liens executions, attachments, claims, encumbrances and security interests (other than the Bank's paramount security interest and those permitted in writing by the
Bank); (iv) defend the Collateral against all claims and legal proceedings by persons other than the Bank; (v) pay and discharge when due all taxes, levies and other charges or fees upon the Collateral except for payment of taxes contested by the Debtor in good faith by appropriate proceedings so long as no levy or lien has been imposed upon the Collateral; (vi) not lease, sell or transfer the Collateral to any party nor have it to any new location outside of the ordinary course of business; (vii) not permit the Collateral, without the consent of the Bank, to become a fixture or an accession to other goods;
(viii) not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance; and, (ix) as to the Collateral consisting of instruments and chattel paper, preserve the Bank's rights in it against all other parties. Notwithstanding the above, the Debtor may sell, lease or transfer inventory in the ordinary course of its business provided that no sale, lease or transfer shall include any transfer or sale in satisfaction (partial or complete) of a debt owed by the Debtor; title will not pass to buyer until the Debtor physically delivers the goods to buyer or the Debtor ships the goods F.O.B. to buyer's destination; and sales and/or leases to the Debtor's affiliates shall be for fair market value, cash on delivery, with the proceeds remitted to the Bank.

  2.4 MAINTENANCE OF SECURITY INTEREST; PURCHASE MONEY SECURITY INTERESTS. The Debtor shall take any action requested by the Bank to preserve the Collateral and to establish the value of, the priority of, to perfect, to continue the perfection of or to enforce the Bank's interest in the Collateral and the Bank's rights under this Agreement; and shall pay all costs and expenses related thereto. The Debtor and the Bank intend to maintain the full effect of any purchase money security interest granted in favor of the Bank notwithstanding the act that the Collateral so purchased is also pledged as security for other Obligations under the Loan Documents.

  2.5 COLLATERAL INSPECTIONS; MODIFICATIONS AND CHANGES IN COLLATERAL. At reasonable times, the Bank may examine the Collateral and the Debtor's records pertaining to it, wherever located, and make copies of such records at the Debtor's expense; and the Debtor shall assist the Bank is so doing. Without the Bank's prior written consent, the Debtor shall not alter, modify, discount, extend, renew or cancel any Collateral, except for ordinary discounts for prompt payment on accounts, physical modifications to the inventory occurring in the manufacturing process or alterations to equipment which do not materially affect its value. The Debtor shall promptly notify the Bank in writing of any material change in the condition of the Collateral and of any change in location of the Collateral.

  2.6 COLLATERAL RECORDS, REPORTS AND STATEMENTS. The Debtor shall keep accurate and complete records respecting the Collateral in such form as the Bank may approve. At such times as the Bank may require, the Debtor shall furnish to the Bank any records/information the Bank might require, including, without limitation, a statement certified by the Debtor and in such form and containing such information as may be prescribed by the Bank showing the current status and value of Collateral.

  2.7 CHATTEL PAPER, INSTRUMENTS, ETC. Chattel paper, instruments, drafts, notes, acceptances, and other documents which constitute Collateral shall be on forms satisfactory to the Bank. The Debtor shall promptly mark chattel paper to indicate conspicuously the Bank's security interest therein, shall not deliver any chemical paper or negotiable instruments to any other entity and, upon request, shall deliver all original chattel paper, instruments, drafts, notes, acceptances and other documents which constitute Collateral to the Bank.

  2.8 UNITED STATES GOVERNMENT CONTRACTS. If any accounts or contract rights arose out of contracts with the United States or any of its departments, agencies or instrumentalities, the Debtor shall promptly notify the Bank and execute any writings required by the Bank so that all money due or to become due under such contracts shall be assigned to the Bank under the Federal Assignment of Claims Act.

  2.9 ENVIRONMENTAL MATTERS. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by the Debtor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively "ENVIRONMENTAL LAWS"). The term "HAZARDOUS SUBSTANCES" shall mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Debtor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that the Debtor (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively "REMEDIAL ACTION"); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. There are not now, nor to the Debtor's knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Debtor during the periods that the Debtor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Debtor's knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect the Debtor or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Debtor to Remedial Action or other liability. The Debtor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Debtor or Remedial Action or other response by or on the part of the Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Debtor for an alleged violation of Environmental Laws.

  2.10 INSURANCE. The Debtor will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to the Bank, including insurance for fire and other risks insured against by extended or comprehensive coverage, public liability insurance and workers' compensation insurance; and will designate the Bank as loss payee with a "Lender's Loss Payable" endorsement on any casualty policies and take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interests) the insurance proceeds of the Collateral. The Debtor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to the Bank the proceeds of all such insurance and any premium refund; and authorizes the Bank to endorse the Debtor's name to effect the same, to make, adjust or settle, in the Debtor's name, any claim on any insurance policy relating to the Collateral; and, at the option of the Bank, to apply such proceeds and refunds to the Obligations or to restoration of the Collateral, returning any excess to the Debtor.


                               Page 78 or 115

                           ARTICLE III. COLLECTIONS

  3.1 DEPOSIT WITH THE BANK. At any time the Bank may require that all proceeds of Collateral received by the Debtor shall be held by the Debtor upon an express trust for the Bank, shall not be commingled with any other funds or property of the Debtor and shall be turned over to the Bank in precisely the form received (but endorsed by the Debtor, if necessary for collection) not later than the business day following the day of their receipt. All proceeds of Collateral received by the Bank directly or from the Debtor shall be applied against the obligations in such order and at such times as the Bank shall determine.

                  ARTICLE IV. RIGHTS AND DUTIES OF THE BANK

  In addition to all other rights (including setoff) and duties of the Bank under the Loan Documents which are expressly incorporated herein as a part of this Agreement, the following provisions shall also apply:

  4.1 AUTHORITY TO PERFORM FOR THE DEBTOR. The Debtor presently appoints any officer of the Bank as the Debtor's attorney-in-fact (coupled with an interest and irrevocable while any Obligations remain unpaid) to do any of the following upon default by the Debtor hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Debtor and the Bank): (i) to endorse or place the name of the Debtor on any invoice or document of title relating to accounts, drafts against customers, notices to customers, notes, acceptances, assignments of government contracts, instruments, financing statements, checks, drafts, money orders, insurance claims or payments or other documents evidencing payment or a security interest relating to the Collateral; (ii) to receive, open and dispose of all mail addressed to the Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to an address designated by the Bank; (iii) to do all such other acts and things necessary to carry out the Debtor's duties under this Agreement and the other Loan Documents; and (iv) to perfect, protect and/or realize upon the Bank's interest in the Collateral. If the Collateral includes funds or property in depository accounts, the Debtor authorizes each of its depository institutions to remit to the Bank, without liability to the Debtor, all of the Debtor's funds on deposit with such institution upon written direction by the Bank after default by the Debtor hereunder. All acts by the Bank are hereby ratified and approved, and the Bank shall not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.

  4.2 VERIFICATION AND NOTIFICATION; BANK'S RIGHTS. The Bank may verify Collateral in any manner, and the Debtor shall assist in the Bank in so doing. Upon the occurrence of a default hereunder, the bank may at any time and the Debtor shall, upon request of the Bank, notify the account debtors to make payment directly to the Bank; and the Bank may enforce collection of, sell, settle, compromise, extend or renew the indebtedness of such account debtors; all without notice to or the consent of the Debtor. Until account debtors are so notified, the Debtor, as agent of the Bank, shall make collections on the Collateral. The Bank may at any time notify any bailee possessing Collateral of the Bank's security interest, and upon the occurence of a default hereunder, direct such bailee to turn over the Collateral to the Bank.

  4.3 COLLATERAL PRESERVATION. The Bank shall use reasonable care in the custody and preservation of any Collateral in its physical possession but in determining such standard of reasonable care, the Debtor expressly acknowledges that the Bank has no duty to: (i) insure the Collateral against hazards; (ii) ensure that the Collateral will not cause damage to property or injury to third parties; (iii) protect it from seizure, theft or conversion by third parties, third parties' claims or acts of God; (iv) give to the Debtor any notices received by the Bank regarding the Collateral; (v) perfect or continue perfection of any security interest in favor of the Debtor; (vi) perform any services, complete any work-in-process or take any other action in connection with the management or maintenance of the Collateral; or (vii) sue or otherwise effect collection upon any accounts even if the Bank shall have made a demand for payment upon individual account debtors. Notwithstanding any failure by the Bank to use reasonable care in preserving the Collateral, the Debtor agrees that the Bank shall not be liable for consequential or special damages arising therefrom.

                        ARTICLE V. DEFAULTS AND REMEDIES

  The Bank may enforce its rights and remedies under this Agreement upon default. A default shall occur if the Debtor fails to comply with the terms of any Loan Documents (including this Agreement or any guaranty by the Debtor), a demand for payment is made under a demand loan, or any other obligor fails to comply with the terms of any Loan Documents for which the Debtor has given the Bank a guaranty or pledge.

  5.1 CUMULATIVE REMEDIES; NOTICE; WAIVER. In addition to the remedies for default set forth in the Loan Documents, the Bank upon default shall have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and this Agreement, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO REPOSSESS, RENDER UNUSABLE AND/OR DISPOSE OF THE COLLATERAL WITHOUT JUDICIAL PROCESS. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have. With respect to such rights and remedies:

      (a) ASSEMBLING COLLATERAL; STORAGE; USE OF THE DEBTOR' NAME/OTHER PROPERTY. The Bank may require the Debtor to assemble the Collateral and to make it available to the Bank at any convenient place designated by the Bank. The Debtor recognizes that the Bank will not have an adequate remedy in Law if this obligation is breached and accordingly, Debtor's obligation to assemble the Collateral shall be specifically enforceable. The Bank shall have the right to take immediate possession of said Collateral and the Debtor irrevocably authorizes the Bank to enter any of the premises wherever said Collateral shall be located, and to store, repair, maintain, assemble, manufacture, advertise and sell, lease or dispose of (by public sale or otherwise) the same on said premises until sold, all without charge or rent to the Bank. The Bank is hereby granted an irrevocable license to use, without charge, the Debtor's equipment, inventory, labels, patents, copyrights, franchises, names, trade secrets, trade names, trademarks and advertising matter and any property of a similar nature; and the Debtor's rights under all licenses and franchise agreements shall inure to the Bank's benefit. Further, the Debtor releases the Bank from obtaining a bond or surety with respect to any repossession and/or disposition of the Collateral.

      (b) NOTICE OF DISPOSITION. Written notice, when required by law, sent to any address of the Debtor in this Agreement, at least ten (10) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice. Notification to account debtors by the Bank shall not be deemed a disposition of the Collateral.


                               Page 79 or 115

      (c) POSSESSION OF COLLATERAL/COMMERCIAL REASONABLENESS. The Bank shall not, at any time, be obligated to either take or retain possession or control of the Collateral. With respect to Collateral in the possession or control of the Bank, the Debtor and the Bank agree that as a standard for determining commercial reasonableness, the Bank need not liquidate, collect, sell or otherwise dispose of any of the Collateral if the Bank believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject the Bank to third-party claims or liability, that other potential purchasers could be attracted or that a better price could be obtained if the Bank held the Collateral for up to one year; and the Bank shall not then be deemed to have retained the Collateral in satisfaction of the Obligations. Furthermore, the Bank may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker, and the Bank need not complete, process or repair the Collateral prior to disposition.

      (d) WAIVER BY THE BANK. The Bank may permit the Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and the Bank may waive any default without waiving any other subsequent or prior default by the Debtor. Furthermore, delay on the part of the Bank in exercising any right, power or privilege hereunder or at law shall not operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. NO WAIVER OR SUSPENSION SHALL BE DEEMED TO HAVE OCCURRED UNLESS THE BANK HAS EXPRESSLY AGREED IN WRITING SPECIFYING SUCH WAIVER OR SUSPENSION.

                          ARTICLE VI. MISCELLANEOUS

All other provisions in the Loan Documents are expressly incorporated as a part of this Agreement

ALL DOCUMENTS ATTACHED HERETO, INCLUDING ANY APPENDICES, SCHEDULES, RIDERS,
AND EXHIBITS TO THIS AGREEMENT, ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE.

IN WITNESS WHEREOF, the undersigned has/have executed this BUSINESS SECURITY AGREEMENT as of SEPTEMBER 26, 2000.

(Individual Debtor)                UNIVERSAL MFG. CO.
                                   --------------------------------------------
-------------------------(SEAL)    Debtor Name (Organization)

Debtor Name     N/A                a  NEBRASKA Corporation
           --------------------      ------------------------------------------

-------------------------(SEAL)    By Donald D. Heupel
                                     ------------------------------------------

Debtor Name     N/A                Name and Title  DONALD D HEUPEL, PRESIDENT
           --------------------                  ------------------------------

                                   By
                                     ------------------------------------------

                                   Name and Title------------------------------


                                   SCHEDULE A

       IDENTIFICATION, CHIEF EXECUTIVE OFFICE AND COLLATERAL LOCATIONS LIST


Taxpayer Identification Number:  42-0733240
                               ------------------     ---------------------------------------------
(or Social Security Number)                           Name of Landlord or Warehouse (if applicable)

                                                      ---------------------------------------------
Address of Chief Executive Office:                    Street

                                                      ---------------------------------------------
                                                      City                 State           Zip Code

   405 DIAGONAL STREET
-------------------------------------------------
Street

   ALGONA, IA 50511-0190
-------------------------------------------------     ---------------------------------------------
City               State             Zip Code         Name of Landlord or Warehouse (if applicable)

                                                      ---------------------------------------------
                                                      Street
Other Collateral Locations List
(Include name of third party                          ---------------------------------------------
[landlord, warehouse, etc.]                           City                 State           Zip Code
if applicable and collateral location address)



-------------------------------------------------     ---------------------------------------------
Name of Landlord or Warehouse (if applicable)         Name of Landlord or Warehouse (if applicable)

-------------------------------------------------     ---------------------------------------------
Street                                                Street

-------------------------------------------------     ---------------------------------------------
City               State             Zip Code         City                 State           Zip Code



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